Nationwide Life Insurance Company • Nationwide Variable Account - 13

Prospectus supplement dated February 16, 2010

to Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Trustees for the Janus Aspen Series voted to liquidate the Janus Aspen Series – Research Core Portfolio – Service Shares, effective on or about April 30, 2010.

Effective April 28, 2010, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Fidelity Variable Insurance Products Fund – VIP Money Market Portfolio: Service Class 2 on or about April 28, 2010.